T. Rowe Price Communications & Technology Fund

 (formerly T. Rowe Price Media & Telecommunications Fund)

T. Rowe Price Financial Services Fund

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Technology Fund

T. Rowe Price Health Sciences Fund

T. Rowe Price New Era Fund

T. Rowe Price Real Estate Fund

T. Rowe Price Science & Technology Fund

 (together, the “Sector Funds”)

Supplement to Each Sector Fund’s Summary Prospectus, Dated May 1, 2018, as supplemented

On July 25, 2018, each Sector Fund’s shareholders approved a proposal to reclassify each Sector Fund’s diversification policy for SEC purposes from diversified to nondiversified. The change to the policy becomes effective on August 1, 2018. Accordingly, all of the following changes to each Sector Fund’s summary prospectus are effective August 1, 2018.

Under “Principal Investment Strategies” in Section 1 of each Sector Fund’s summary prospectus, the following is added:

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Under “Principal Risks” in Section 1 of each Sector Fund’s summary prospectus, the following is added:

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

The date of this supplement is July 30, 2018.

F114-042-S 7/30/2018